Consolidated Statements of Changes in Members’ Deficit - 1 months ended Jan. 26, 2022 - USD ($) $ in Thousands	Total	Members’ Deficit	Accumulated Other Comprehensive Income
Beginning balance at Dec. 31, 2021	$ (28,401)	$ (28,829)	$ 428
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net loss	(37,061)	(37,061)
Accumulated other comprehensive income	87		87
Stock-based compensation	23,705	23,705
Ending balance at Jan. 26, 2022	$ (41,670)	$ (42,185)	$ 515